                                                              Exhibit 10.24

                     FIRST AMENDMENT TO CREDIT AGREEMENT


  THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "First Amendment") is made and dated as of the 12th day of December, 1996, by and between Sanwa Bank California, a California banking corporation (the "BANK"), and BRE Properties, Inc. A Maryland corporation (the "BORROWER").


                                   RECITALS

  A. Pursuant to that certain Credit Agreement dated as of March 9, 1996, among the Bank and the Borrower (as amended from time to time, the "Credit Agreement"), the Bank agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

  B. The parties desire to amend the Credit Agreement, as more particularly described below.

  NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   AGREEMENT

  1. AMENDMENTS. To modify the restrictions on indebtedness, the parties hereby agree that the Credit Agreement is amended as follows:

      1(a)  INDEBTEDNESS.

            (1) PARAGRAPH 7.6(d) is amended to read as follows:

           "(d) Unsecured Indebtedness which is incurred under lines of credit with financial institutions and does not exceed an aggregate amount at any one time outstanding of $150,000,000;"

  2. EFFECTIVE DATE. This First Amendment shall be effective as of December 13, 1996, provided that as of such date the Borrower shall have delivered to the agent of the Bank (with the sufficient number of copies instructed):

            (a) Duly executed copies of this First Amendment;

            (b) Certified copies of resolutions of the Board of Directors of the Borrower approving the execution and delivery of this First Amendment;

            (c) A certificate of the Surety or an Assistant Secretary of the Borrower certifying the names and the signatures of the Officers of the Borrower authorized to sign this First Amendment; and

            (d) Such other documents, certificates and agreements that the Bank may reasonably request.

  3. NO OTHER AMENDMENT. Except as expressly amended herein, the Credit Agreement and all documents, instruments and agreements relating thereto or executed in connection therewith shall remain in full force and effect as currently written.

  4. REPRESENTATIONS AND WARRANTIES. As of the effective date of this First Amendment, the Borrower hereby represents and warrants to the Bank as follows:

            (a) The Borrower has the corporate power and authority and the legal right to execute, deliver and perform this First Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this First Amendment and the Credit Agreement as amended hereby. This First Amendment has been duly executed and delivered on behalf of the Borrower and constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its respective terms.

            (b) At and as of the date of execution hereof and at and as of the effective date of this First Amendment and both prior to and after giving effect to this First Amendment: (1) the representations and warranties of the Borrower contained in the Credit Agreement are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Event of Default under the Credit Agreement.

  5. MISCELLANEOUS.

            (a) COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

            (b) GOVERNING LAW. This First Amendment shall be governed by and construed in accordance with the laws of the State of California, without giving effect to choice of law rules.

   IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the day and year above written.




BANK:                                  BORROWER:

SANWA BANK CALIFORNIA                  BRE PROPERTIES, INC.




By: /s/Frank C. McDowell               By:  Frank C. McDowell
   -------------------------
Title: President                       Title:  President
     -----------------------




By: /s/LeRoy Carlson                   By:  LeRoy Carlson
   -------------------------
Title: Executive Vice President        Title:  Executive Vice President
       and Secretary                           and Secretary
     -----------------------